The UBS Funds	Summary Prospectus Supplement

The UBS Funds
UBS Municipal Bond Fund

Summary Prospectus Supplement

April 5, 2016

Dear Investor,

The purpose of this supplement to the Summary Prospectus of the UBS Municipal Bond Fund series (the "Fund") of The UBS Funds dated October 28, 2015 is to provide you with updated information regarding the Fund.

Effective June 1, 2016, the Summary Prospectus is hereby supplemented accordingly as shown below.

The section captioned “Fees and expenses” and sub-captioned “Annual fund operating expenses” on page 1 of the Summary Prospectus is revised by replacing footnote 1 to the fee table in its entirety with the following:

Purchases of $500,000 or more that were not subject to a front-end sales charge are subject to a 0.75% CDSC if sold within one year of the purchase date.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-808